SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2019

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal offices)	(Zip Code)

 Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	New York Stock Exchange
2.150% Senior Notes Due 2022	BKNG 22	New York Stock Exchange
2.375% Senior Notes Due 2024	BKNG 24	New York Stock Exchange
1.800% Senior Notes Due 2027	BKNG 27	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 14, 2019, Booking Holdings Inc. (the "Company") announced that it has appointed Sue D'Emic as its Senior Vice President, Chief Accounting Officer and Controller effective as of May 10, 2019. Ms. D'Emic, age 55, most recently served as Executive Vice President and Chief Financial Officer of Time Inc. ("Time"), a leading multi-platform media and content company, from November 2016 through April 2018. Prior to this, Ms. D'Emic was Senior Vice President, Global Controller and Chief Accounting Officer at Time from October 2013 to November 2016. Ms. D'Emic also served as Senior Vice President, Controller and Chief Accounting Officer of Frontier Communications from 2011 to 2013. Earlier in her career, she held various financial positions with Reader's Digest, Kraft Foods International and Colgate Palmolive Company. Ms. D'Emic began her career at KPMG and is a Certified Public Accountant. Ms. D'Emic also serves on the board of Casa Systems, Inc. and is the Chair of its Audit Committee.

In connection with Ms. D'Emic's appointment as the Company's Senior Vice President, Chief Accounting Officer and Controller, she and the Company entered into an employment agreement (the "Employment Agreement") with, among others, the following terms:

•	an initial annual base salary of $400,000;

•	an annual bonus of not less than $400,000 for 2019 and a target annual bonus of 100% of base salary in subsequent years;

•
a grant of restricted stock units ("RSUs") on May 12, 2019 for a number of shares with a grant date fair value (as determined under the Company's 1999 Omnibus Plan and its standard grant practices) of $2,000,000;

•
a grant of performance share units ("PSUs") on May 12, 2019 for a number of shares with a grant date fair value (as determined under the Company's 1999 Omnibus Plan and its standard grant practices) at target of $1,500,000;

•	a signing bonus of $250,000; and

•
in the event of her termination without Cause (as defined in the Employment Agreement), subject to the execution of a release of claims, severance benefits including payments equal to one times her base salary and target annual bonus, a pro-rated portion of any earned bonus for the year of termination if employment is terminated after June 30 of the then current fiscal year, health benefits for a period of 12 months, outplacement services and any earned bonus for a prior completed year that has not yet been paid.

Ms. D'Emic's RSU award will vest in three equal annual installments on each of the first three anniversaries of the grant date, subject to completion of continuous service from the date of grant until the applicable vesting date, subject to pro rata vesting upon a termination upon death or disability. Ms. D'Emic's PSU award will vest upon completion of three years of continuous service from the date of grant and achievement of the applicable minimum performance metric, subject to pro rata vesting upon a termination without Cause or upon death or disability. The awards will be subject to the other terms of the respective award agreements. The specific terms of the PSU award and the RSU award will each be based on the 2019 Form of Performance Share Unit Agreement and the Form of Restricted Stock Unit Agreement for awards under the 1999 Omnibus Plan, respectively.

The foregoing summaries of the Employment Agreement, Form of Restricted Stock Unit Agreement for awards under the 1999 Omnibus Plan and 2019 Form of Performance Share Unit Agreement under the 1999 Omnibus Plan are qualified in their entirety by reference to the agreements themselves, which are attached to this Current Report as Exhibits 99.1, 99.2 and 99.3, respectively, and which are incorporated by reference into this Item 5.02.

In connection with Ms. D'Emic's appointment, the Company and Ms. D'Emic have also entered into a Non-Competition and Non-Solicitation Agreement and an Employee Confidentiality and Assignment Agreement, copies of the forms of which are attached to this Current Report as Exhibits 99.4 and 99.5, respectively, and which are incorporated by reference into this Item 5.02.

Item 7.01.    Regulation FD Disclosure.

A copy of the press release announcing the hiring of Ms. D'Emic referenced in Item 5.02 is furnished with this Current Report as Exhibit 99.6.

The information furnished herewith pursuant to this Item 7.01 of this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Employment Agreement, dated May 5, 2019, between the Company and Sue D'Emic
99.2(a)	Form of Restricted Stock Unit Agreement for awards under the 1999 Omnibus Plan
99.3(b)	2019 Form of Performance Share Unit Agreement under the 1999 Omnibus Plan
99.4(c)	Form of Non-Competition and Non-Solicitation Agreement
99.5(d)	Form of Employee Confidentiality and Assignment Agreement
99.6	Press Release, dated May 14, 2019

(a) Previously filed as an exhibit to the Current Report on Form 8-K filed on March 2, 2018 and incorporated herein by reference.
(b) Previously filed as an exhibit to the Current Report on Form 8-K filed on March 1, 2019 and incorporated herein by reference.
(c) Previously filed as an exhibit to the Current Report on Form 8-K filed on March 4, 2013 and incorporated herein by reference.
(d) Previously filed as an exhibit to the Quarterly Report on Form 10-Q filed on May 9, 2019 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date:  May 14, 2019

EXHIBIT INDEX

Exhibit Number	Description

99.1	Employment Agreement, dated May 5, 2019, between the Company and Sue D'Emic
99.2(a)	Form of Restricted Stock Unit Agreement for awards under the 1999 Omnibus Plan
99.3(b)	2019 Form of Performance Share Unit Agreement under the 1999 Omnibus Plan
99.4(c)	Form of Non-Competition and Non-Solicitation Agreement
99.5(d)	Form of Employee Confidentiality and Assignment Agreement
99.6	Press Release, dated May 14, 2019
(a) Previously filed as an exhibit to the Current Report on Form 8-K filed on March 2, 2018 and incorporated herein by reference.
(b) Previously filed as an exhibit to the Current Report on Form 8-K filed March 1, 2019 and incorporated herein by reference.
(c) Previously filed as an exhibit to the Current Report on Form 8-K filed on March 4, 2013 and incorporated herein by reference.
(d) Previously filed as an exhibit to the Quarterly Report on Form 10-Q filed May 9, 2019 and incorporated herein by reference.